UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): July 19, 2006

                          MoneyGram International, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        001-31950                                       16-1690064
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

1550 Utica Avenue South, Minneapolis, Minnesota                         55416
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                          (Zip Code)

                                 (952) 591-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                      None
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition
                ---------------------------------------------

On July 19, 2006, MoneyGram International, Inc. issued a press release reporting financial results for its second quarter ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MONEYGRAM INTERNATIONAL, INC.


                                     By:  /s/ Teresa H. Johnson
                                          --------------------------------------
                                          Name:  Teresa H. Johnson
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary

Date: July 19, 2006

                                  EXHIBIT INDEX

Exhibit No.             Description of Document
-----------             -----------------------

   99.1                 Press Release dated July 19, 2006